EXHIBIT (j)(2)

                                POWER OF ATTORNEY
                        VAN ECK WORLDWIDE INSURANCE TRUST

      KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints Joseph McBrien, Bruce Smith and Jonathan R. Simon (with full power to each of them to act alone) their true and lawful attorney-in-fact and agent, for them and on their behalf and in their place and stead in any way and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of Van Eck Worldwide Insurance Trust (the "Trust"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Trust, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned himself or herself might or could do.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 18th day of January, 2008.

/s/JON LUKOMNIK                                        /s/ JANE DIRENZO PIGOTT
---------------                                        -----------------------
Jon Lukomnik                                           Jane DiRenzo Pigott
Trustee                                                Trustee



/s/ WAYNE H. SHANER                                    /s/ R. ALASTAIR SHORT
-------------------                                    ---------------------
Wayne H. Shaner                                        R. Alastair Short
Trustee                                                Trustee



/s/RICHARD D. STAMBERGER                               /s/ ROBERT L. STELZL
------------------------                               --------------------
Richard D. Stamberger                                  Robert L. Stelzl
Trustee                                                Trustee



/s/KEITH CARLSON                                       /s/ BRUCE SMITH
----------------                                       ----------------
Keith Carlson                                          Bruce Smith
Chief Executive Officer and President                  Senior Vice President and
                                                       Chief Financial Officer